                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[x] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                    Flag Investors Intermediate-Term Income Fund, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

 ................................................................................
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):
[x]   No fee required.
[ ]   Fee computed on table below per Exchange Act rules 14a-6(i)(1) and 0-11.
      1) Title of each class of securities to which transaction applies:

      ..........................................................................
      2) Aggregate number of securities to which transaction applies:

      ..........................................................................
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      ..........................................................................
      4) Proposed maximum aggregate value of transaction:

      ..........................................................................
      5) Total fee paid:

      ..........................................................................
[ ]   Fee paid previously with preliminary materials.

[ ]   Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
      1) Amount Previously Paid:

      ..........................................................................
      2) Form, Schedule or Registration Statement No.:

      ..........................................................................
      3) Filing Party:

      ..........................................................................
      4) Date Filed:

      ..........................................................................

               FLAG INVESTORS INTERMEDIATE-TERM INCOME FUND, INC.
                                 1 South Street
                            Baltimore, Maryland 21202

                         ------------------------------


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                FEBRUARY 11, 1997

TO THE SHAREHOLDERS OF FLAG INVESTORS INTERMEDIATE-TERM INCOME FUND, INC.

         You are cordially invited to a special meeting (the "Special Meeting") of the shareholders of Flag Investors Intermediate-Term Income Fund, Inc. (the "Fund") on Tuesday, February 11, 1997 at 4:30 p.m. Eastern Standard Time at the offices of Investment Company Capital Corp., in the Second Floor Conference Room of the Alex. Brown Capital Advisory & Trust Company Building, 19-21 South Street, Baltimore, Maryland 21202, for the purpose of considering the proposal set forth below and for the transaction of such other business as may be properly brought before the Special Meeting:

         PROPOSAL: To consider and act upon a proposal to elect a Board of Directors of the Fund.

         WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE SPECIAL MEETING, PLEASE COMPLETE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD. A POSTAGE PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE SO THAT YOU MAY RETURN YOUR PROXY CARD AS SOON AS POSSIBLE. IT IS MOST IMPORTANT AND IN YOUR INTEREST FOR YOU TO SIGN AND DATE YOUR PROXY CARD AND RETURN IT SO THAT A QUORUM WILL BE PRESENT AND A MAXIMUM NUMBER OF SHARES MAY BE VOTED. THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE.


                                                              Edward J. Stoken
                                                              Secretary

Dated: January 8, 1997

               FLAG INVESTORS INTERMEDIATE-TERM INCOME FUND, INC.
                                 1 South Street
                            Baltimore, Maryland 21202

                         ------------------------------

                                 PROXY STATEMENT
                         ------------------------------


                         SPECIAL MEETING OF SHAREHOLDERS
                                   TO BE HELD

                                FEBRUARY 11, 1997

         This Proxy Statement is furnished by the Board of Directors of Flag Investors Intermediate-Term Income Fund, Inc. (the "Fund") in connection with their solicitation of proxies for use at the special meeting of shareholders of the Fund to be held on Tuesday, February 11, 1997 at 4:30 p.m. Eastern Standard Time, or at any adjournment thereof (the "Special Meeting"), at the offices of Investment Company Capital Corp., in the Second Floor Conference Room of the Alex. Brown Capital Advisory & Trust Company Building, 19-21 South Street, Baltimore, Maryland 21202. It is expected that the Notice of Special Meeting, the Proxy Statement and the Proxy Card will be mailed to shareholders on or about January 8, 1997.

         If you do not expect to be present at the Special Meeting and wish your shares to be voted, please date and sign the enclosed Proxy Card ("Proxy") and mail it in the enclosed reply envelope, allowing sufficient time for the Proxy to be received on or before 4:30 p.m. Eastern Standard Time on February 11, 1997. No postage is required if mailed in the United States. If the accompanying Proxy is executed properly and returned, shares represented by it will be voted at the Special Meeting in accordance with the instructions on the Proxy. However, if no instructions are specified, shares will be voted FOR the election of the proposed slate of Directors of the Fund (the "Proposal"). All shareholders of the Fund are entitled to vote on the Proposal. Shareholders may revoke their Proxies at any time prior to the time they are voted by giving written notice to the Secretary of the Fund, by delivering a subsequently dated Proxy or by attending and voting at the Special Meeting.

         The close of business on December 19, 1996 has been fixed as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting and at any adjournment thereof. On the Record Date, the Fund had 7,346,648.704 shares outstanding, consisting of 5,687,820.456 Flag Investors Intermediate-Term Income Fund Class A Shares and 1,658,828.248 Flag Investors Intermediate-Term Income Fund Institutional Shares. Each full share will be entitled to one vote at the Special Meeting and each fraction of a share will be entitled to the fraction of a vote equal to the proportion of a full share represented by the fractional share.

         The expenses of the Special Meeting will be borne by the Fund and will include reimbursement to brokerage firms and others for expenses in forwarding Proxy solicitation materials to beneficial owners. The solicitation of Proxies will be largely by mail, but may include telephonic, telegraphic or oral communication by employees and officers of Investment Company Capital Corp. ("ICC"), which serves as the Fund's investment advisor.

         THE FUND WILL FURNISH TO SHAREHOLDERS, WITHOUT CHARGE, A COPY OF THE ANNUAL REPORT FOR ITS FISCAL YEAR ENDED DECEMBER 31, 1995 AND A COPY OF THE SEMI-ANNUAL REPORT FOR THE PERIOD ENDED JUNE 30, 1996 UPON REQUEST. THE ANNUAL AND SEMI-ANNUAL REPORTS OF THE FUND MAY BE OBTAINED BY WRITTEN REQUEST TO THE FUND, 1 SOUTH STREET, BALTIMORE, MARYLAND 21202 OR BY CALLING (800) 767-FLAG.

         The Fund is registered as an open-end diversified management investment company under the Investment Company Act of 1940, as amended (the "1940 Act") and its shares are registered under the Securities Act of 1933, as amended.

PROPOSAL: To consider and act upon a proposal to elect a Board of Directors of the Fund.

         At the Special Meeting, it is proposed that nine Directors be elected to hold office until their successors are duly elected and qualified. The persons named in the accompanying Proxy intend, in the absence of contrary instructions, to vote all Proxies on behalf of the shareholders for the election of Richard T. Hale, Charles W. Cole, Jr., James J. Cunnane, John F. Kroeger, Louis E. Levy, Eugene J. McDonald, Rebecca W. Rimel, Truman T. Semans and Carl
W. Vogt (each a "Nominee" and collectively, the "Nominees"). Messrs. Hale, Cunnane, Kroeger, Levy and McDonald are currently members of the Board of Directors. Messrs. Hale and Kroeger were last elected by the shareholders of the Fund on July 31, 1992. Messrs. Cunnane, Levy and McDonald were appointed by the Board of Directors to fill vacancies on the Board as they arose and have not previously been elected by the shareholders. Messrs. Cole, Semans and Vogt and Ms. Rimel have not previously served on the Board of Directors and have not previously been elected by the shareholders. Messrs. W. James Price and Harry Woolf retired from the Board effective December 31, 1996.

         The proposal to elect the Board of Directors is being presented for shareholder approval pursuant to requirements under the 1940 Act. Under the 1940 Act, if at any time less than a majority of the Directors have been elected by shareholders, the Directors then holding office are required to hold a meeting of shareholders within 60 days for the purpose of electing Directors to fill any existing vacancies on the Board of Directors. As a result of the retirements of Messrs. Price and Woolf, less than a majority of the Directors have been elected by shareholders of the Fund and, accordingly, the Directors are required to hold a meeting of shareholders for the purpose of electing Directors.

         The Fund is incorporated under the laws of the State of Maryland. Under Maryland General Corporation Law, a corporation registered under the 1940 Act, such as the Fund, is not required to hold an annual meeting in any year in which the election of Directors is not required to be acted upon under the 1940 Act. The Fund has availed itself of this provision and achieves cost savings by eliminating printing costs, mailing charges and other expenses involved in routine annual meetings. Because the Fund does not hold regular annual shareholder meetings, each Nominee, if elected, will hold office until his or her successor is elected and qualified.

         Even with the elimination of routine annual meetings, the Board of Directors may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act, or as required or permitted by the Articles of Incorporation and By-Laws of the Fund. As described above, shareholder meetings will be held, in compliance with the 1940 Act, to elect Directors under certain circumstances. Shareholder meetings may also be held by the Fund for other purposes, including to approve fundamental investment policy changes, a new investment advisory agreement or other matters requiring shareholder action under the 1940 Act.

         A meeting may also be called by shareholders holding at least 10% of the shares entitled to vote at the meeting for the purpose of voting upon the removal of Directors, in which case shareholders may receive assistance in communicating with other shareholders as if the provisions contained in Section 16(c) of the 1940 Act applied. In addition, Maryland General Corporation Law provides for the calling of a special meeting by the written request of shareholders holding at least 25% of the shares entitled to vote at the meeting.

         Each of the Nominees has consented to being named in this Proxy Statement and to serving as a Director if elected. The Fund knows of no reason why any Nominee would be unable or unwilling to serve if elected.

Information Regarding Nominees

         The following information is provided for each Nominee. It includes his or her name, position with the Fund, length of directorship (if applicable), age, principal occupations or employment during the past five years, directorships with other companies which file reports periodically with the Securities and Exchange Commission, number of directorships with the 12 registered investment companies which hold themselves out to investors as related companies for purposes of investment and investor services or to which ICC or an affiliated person of ICC provides investment advisory services (collectively, the "Fund Complex"), number of shares of the Fund beneficially owned and percentage of shares of the Fund beneficially owned. As of November 30, 1996, the Directors and officers of the Fund as a group and the Nominees as a group beneficially owned an aggregate of less than 1% of the shares of the Fund.

                                                                                             Shares
                                                                                          Beneficially
                                                     Business Experience                  Owned as of
Name and Position                                During the Past Five Years               November 30,
   with the Fund                Age             (including all directorships)                1996**         Percentage
   -------------                ---             -----------------------------                ------         ----------
Richard T. Hale*                51     Managing Director, Alex. Brown & Sons              2,755 shares         ***
  Director and                         Incorporated; Director and President,
  Chairman of the Board                Investment Company Capital Corp.
  since 1991                           (registered investment advisor); Chartered
                                       Financial Analyst.  Director of each fund in
                                       the Fund Complex.

Charles W. Cole, Jr.*+          61     Vice Chairman, Alex. Brown Capital                     None             ***
  Nominee for Director                 Advisory & Trust Company (registered
                                       investment advisor); Chairman, Investment
                                       Company Capital Corp. (registered
                                       investment advisor); Director, Provident
                                       Bankshares Corporation and Provident Bank
                                       of Maryland.  Formerly, President and Chief
                                       Executive Officer, Chief Administrative
                                       Officer and Director, First Maryland
                                       Bancorp, The First National Bank of
                                       Maryland and First Omni Bank; Director,
                                       York Bank and Trust Company. Director of
                                       four funds in the Fund Complex.

James J. Cunnane                58     Managing Director, CBC Capital (merchant               None             ***
  Director since 1994                  banking), 1993-Present. Formerly, Senior
                                       Vice President and Chief Financial
                                       Officer, General Dynamics Corporation
                                       (defense), 1989-1993; and Director, The
                                       Arch Fund (registered investment
                                       company). Director of each fund in the
                                       Fund Complex.

John F. Kroeger                 72     Director/Trustee, AIM Funds (registered                None             ***
  Director since 1991                  investment companies).  Formerly,
                                       Consultant, Wendell & Stockel Associates,
                                       Inc. (consulting firm) and General Manager,
                                       Shell Oil Company. Director of each fund in
                                       the Fund Complex.

Louis E. Levy                   64     Director, Kimberly-Clark Corporation                   None             ***
  Director since 1994                  (personal consumer products) and Household
                                       International (finance and banking);
                                       Chairman of the Quality Control Inquiry
                                       Committee, American Institute of
                                       Certified Public Accountants. Formerly,
                                       Trustee, Merrill Lynch Funds for
                                       Institutions, 1991- 1993; Adjunct
                                       Professor, Columbia University-Graduate
                                       School of Business, 1991-1992; Partner,
                                       KPMG Peat Marwick, retired 1990. Director
                                       of each fund in the Fund Complex.

                                        4

                                                                                             Shares
                                                                                          Beneficially
                                                     Business Experience                  Owned as of
Name and Position                                During the Past Five Years               November 30,
   with the Fund                Age             (including all directorships)                1996**         Percentage
   -------------                ---             -----------------------------                ------         ----------
Eugene J. McDonald              64     President, Duke Management Company                     None             ***
  Director since 1992                  (investments); Executive Vice President,
                                       Duke University (education, research and
                                       healthcare); Director, Central Carolina Bank
                                       & Trust (banking), Key Funds (registered
                                       investment companies) and AMBAC
                                       Treasurers Trust (registered investment
                                       company). Director of each fund in the Fund
                                       Complex.

Rebecca W. Rimel                45     President and Chief Executive Officer, The             None             ***
  Nominee for Director                 Pew Charitable Trusts; Director and               (972 shares)++
                                       Executive Vice President, The Glenmede
                                       Trust Company. Formerly, Executive
                                       Director, The Pew Charitable Trusts.
                                       Director of six funds in the Fund Complex.

Truman T. Semans*               69     Managing Director, Alex. Brown & Sons                  None             ***
  Nominee for Director                 Incorporated; Director, Investment Company
                                       Capital Corp. (registered investment
                                       advisor).  Formerly, Vice Chairman, Alex.
                                       Brown & Sons Incorporated.  Director of
                                       eight funds in the Fund Complex.

Carl W. Vogt                    60     Senior Partner, Fulbright & Jaworski L.L.P.            None             ***
  Nominee for Director                 (law); Director, Yellow Corporation (trucking).
                                       Formerly, Chairman and Member, National
                                       Transportation Safety Board; Director,
                                       National Railroad Passenger Corporation
                                       (Amtrak); and Member, Aviation System
                                       Capacity Advisory Committee (Federal
                                       Aviation Administration). Director of
                                       five funds in the Fund Complex.

----------------------------
*    Denotes an individual who is an "interested person" as defined in the 1940
     Act.
** This information has been provided by each Nominee for Director of the Fund.
*** As of November 30, 1996, the Nominees of the Fund as a group beneficially owned an aggregate of less than 1% of the shares of the Fund.
+    Mr. Cole is the father-in-law of Scott J. Liotta, a Vice President of the
     Fund.
++ Represents shares not beneficially owned, but held by funds in the Fund Complex as designated by the Nominee pursuant to the Fund Complex's Deferred Compensation Plan.

Compensation of Directors

         Each Director who is not an "interested person" receives an aggregate annual fee (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at Board and committee meetings) from the Fund and all of the funds in the Fund Complex for which he or she serves. If elected, Mr. Vogt and Ms. Rimel will receive compensation from the Fund for their services. Payment of such fees and expenses is allocated among all such funds described above in proportion to their relative net assets. For the fiscal year ended December 31, 1996, Non-Interested Directors' fees attributable to the assets of the Fund totaled $3,004. Officers of the Fund receive no direct remuneration in such capacity from the Fund. Officers of the Fund who are employees of Alex. Brown & Sons Incorporated ("Alex. Brown") may be considered to have received remuneration indirectly.

         Any Director who receives fees from the Fund is permitted to defer a minimum of 50%, and up to 100%, of his or her annual compensation pursuant to a Deferred Compensation Plan. Messrs. Cunnane, Kroeger, Levy, McDonald, and Woolf have each executed a Deferred Compensation Agreement and may defer a portion of their compensation from the Fund and the Fund Complex. Currently, the deferring Directors may select various Flag Investors and Alex. Brown Cash Reserve Funds in which all or part of their deferral account shall be invested. Distributions from the deferring Directors' deferral accounts will be paid in cash, in quarterly installments over a period of ten years.

         The aggregate compensation payable by the Fund to each of the Fund's Directors serving during the fiscal year ended December 31, 1996 is set forth in the compensation table below. The aggregate compensation payable to such Directors during the fiscal year ended December 31, 1996, by the Fund Complex is also set forth in the compensation table below.

                               COMPENSATION TABLE

                                                                                        Total          Number of Funds
                                                                 Pension or         Compensation           in Fund
                                                                 Retirement         From the Fund        Complex for
                                              Aggregate       Benefits Accrued        and Fund              Which
                                            Compensation       as Part of Fund     Complex Payable         Director
Name and Position                           from the Fund         Expenses          to Directors            Serves
-----------------                           -------------        ----------        --------------          -------
Richard T. Hale, Director*                       $0                  $0                    $0                12
W. James Price, Director*/***                    $0                  $0                    $0                 7
James J. Cunnane, Director                      $488(1)               +               $39,000                12
N. Bruce Hannay, Director**                     $ 39(1)               +               $ 3,321                12
John F. Kroeger, Director                       $613(1)               +               $49,000                12
Louis E. Levy, Director                         $488(1)               +               $39,000                12
Eugene J. McDonald, Director                    $488(1)               +               $39,000                12
Harry Woolf, Director***                        $488(1)               +               $39,000                12

--------------------
*    Denotes an individual who is an "interested person" as defined in the 1940
     Act.
**   Retired, effective January 31, 1996, and is now deceased.
***  Retired, effective December 31, 1996.
(1) Of the amounts payable to Messrs. Cunnane, Hannay, Kroeger, Levy, McDonald and Woolf, $488, $0, $0, $0, $488 and $488, respectively, was deferred pursuant to the Deferred Compensation Plan.
+ The Fund Complex has adopted a retirement plan for eligible Directors, as described below. The actuarially computed expense for the Fund for the fiscal year ended December 31, 1996 was $1,599.

         The Fund Complex has adopted a retirement plan (the "Retirement Plan") for Directors who are not employees of the Fund, the Fund's investment advisor or their respective affiliates (the "Participants"). After completion of six years of service, each Participant will be entitled to receive an annual retirement benefit equal to a percentage of the fees earned by such Participant in his or her last year of service. Upon retirement, each Participant will receive annually 10% of such fee for each year that he or she served after completion of the first five years, up to a maximum annual benefit of 50% of the fee earned by the Participant in his or her last year of service. The fee will be paid quarterly, for life, by each fund for which he or she serves. The Retirement Plan is unfunded and unvested. Mr. Kroeger has qualified but has not received benefits. The Fund has two Participants, a Director who retired effective December 31, 1994, and a Director who retired effective December 31, 1996, who have qualified for the Retirement Plan by serving thirteen years and fourteen years, respectively, as Directors in the Fund Complex and each of whom will be paid a quarterly fee of $4,875 by the Fund Complex for the rest of his life. Another Participant who retired on January 31, 1996 and died on June 2, 1996, was paid fees of $8,090 by the Fund Complex under the Retirement Plan in the fiscal year ended December 31, 1996. Such fees are allocated to each fund in the Fund Complex based upon the relative net assets of such fund to the Fund Complex.

         Set forth in the table below are the estimated annual benefits payable to a Participant upon retirement assuming various years of service and payment of a percentage of the fee earned by such Participant in his or her last year of service, as described above. The approximate credited years of service, shown in parentheses, for each Participant at December 31, 1996, are as follows: Messrs. Cunnane (2), Kroeger (14), Levy (2) and McDonald
(4).



Years of Service                       Estimated Annual Benefits Payable By Fund Complex Upon Retirement
----------------                       -----------------------------------------------------------------
                                       Chairman of Audit Committee                   Other Participants
                                       ---------------------------                   ------------------
6  years                                     $ 4,900                                     $ 3,900
7  years                                     $ 9,800                                     $ 7,800
8  years                                     $14,700                                     $11,700
9  years                                     $19,600                                     $15,600
10 years or more                             $24,500                                     $19,500

Meetings and Committees of the Board of Directors

         There were four meetings of the Board of Directors held during the fiscal year ended December 31, 1996. In such fiscal year, all Directors attended at least 75% of the meetings of the Board of Directors held during their respective terms.

         The Board of Directors has an Audit and Compliance Committee. The Audit and Compliance Committee makes recommendations to the full Board of Directors with respect to the engagement of independent accountants and reviews, with the independent accountants, the results of the audit engagement and matters having a material effect on the Fund's financial operations. The members of the Audit and Compliance Committee during the fiscal year ended December 31, 1996, were Messrs. Kroeger (Chairman), Cunnane, Levy, McDonald and Woolf, each of whom is not an "interested person" within the meaning of the 1940 Act. It is expected that Ms. Rimel and Mr. Vogt will serve on the Audit and Compliance Committee if elected by shareholders. The Audit and Compliance Committee met four times during the fiscal year ended December 31, 1996. In such fiscal year, all members attended at least 75% of the meetings of the Audit and Compliance Committee held during their respective terms. The Chairman of the Audit and Compliance Committee receives an aggregate annual fee of $10,000 from the Fund Complex. Payment of such fee is allocated among all funds in the Fund Complex in proportion to their relative net assets.

         The Board of Directors has a Nominating Committee. The Nominating Committee makes recommendations to the full Board of Directors with respect to candidates for the Board of Directors. The members of the Nominating Committee during the fiscal year ended December 31, 1996, were Messrs. McDonald (Chairman), Cunnane, Kroeger, Levy and Woolf, each of whom is not an "interested person" within the meaning of the 1940 Act. It is expected that Ms. Rimel and Mr. Vogt will serve on the Nominating Committee if elected by shareholders. The Nominating Committee met once during the fiscal year ended December 31, 1996 and all members attended the meeting.

         The Board of Directors has a Compensation Committee. The Compensation Committee makes recommendations to the full Board of Directors with respect to the compensation of Directors. The members of the Compensation Committee during the fiscal year ended December 31, 1996, were Messrs. Woolf (Chairman), Cunnane, Kroeger, Levy and McDonald, each of whom is not an "interested person" within the meaning of the 1940 Act. It is expected that Ms. Rimel and Mr. Vogt will serve on the Compensation Committee if elected by shareholders. The Compensation Committee met once during the fiscal year ended December 31, 1996 and all members attended the meeting.

Board Approval of the Election of Directors

         At a meeting of the Board of Directors held December 18, 1996, the Board of Directors recommended that shareholders vote FOR each of the Nominees for Director named herein. In recommending that shareholders elect the Nominees as Directors of the Fund, the Board considered the Nominees' experience and qualifications.

Shareholder Approval of the Election of Directors

         The election of the Directors requires the favorable vote of a plurality of all votes cast at the Special Meeting, provided that one-third of the shares entitled to vote are present in person or by Proxy at the Special Meeting. If you give no voting instructions, your shares will be voted for all Nominees named herein. If the Directors are not approved by shareholders of the Fund, the Board of Directors will consider alternative nominations.

THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE FOR THE ELECTION OF THE DIRECTORS.
---
                             ADDITIONAL INFORMATION

Directors and Executive Officers

         Information about the Fund's current Directors and principal executive officers, including their names, positions with the Fund, length of service in such positions, ages, principal occupations or employment during the past five years and amount of shares of the Fund beneficially owned as of November 30, 1996, is set forth below. Each officer of the Fund will hold such office until a successor has been elected by the Board of Directors. Directors and officers of the Fund are also directors and officers of some or all of the other investment companies managed, administered, advised or distributed by Alex. Brown or its affiliates.

                                                                                                           Shares
                                                                       Business Experience           Beneficially Owned
                                    Position                       During the Past Five Years,       as of November 30,
           Name                  With the Fund          Age        including all Directorships              1996
           ----                  -------------          ---        ---------------------------       -------------------
Richard T. Hale*             Director and               51     See "Information Regarding                    **
                             Chairman of the                   Nominees."
                             Board since 1991

James J. Cunnane             Director since 1994        58     See "Information Regarding                    **
                                                               Nominees."

John F. Kroeger              Director since 1991        72     See "Information Regarding                    **
                                                               Nominees."

Louis E. Levy                Director since 1994        64     See "Information Regarding                    **
                                                               Nominees."

Eugene J. McDonald           Director since 1992        64     See "Information Regarding                    **
                                                               Nominees."

M. Elliott Randolph, Jr.     President since            54     Principal, Alex. Brown & Sons                 **
                             1991                              Incorporated, 1991-Present.

Paul D. Corbin               Executive Vice             44     Principal, Alex. Brown & Sons                 **
                             President since                   Incorporated, 1991-Present.
                             1991

Edward J. Veilleux           Vice President since       53     Principal, Alex. Brown & Sons                 **
                             1991                              Incorporated; Vice President,
                                                               Armata Financial Corp.
                                                               (registered broker-dealer);
                                                               Executive Vice President,
                                                               Investment Company Capital
                                                               Corp. (registered investment
                                                               advisor).

Gary V. Fearnow              Vice President since       52     Managing Director, Alex. Brown                **
                             1991                              & Sons Incorporated and
                                                               Manager, Special Products
                                                               Department, Alex. Brown & Sons
                                                               Incorporated.

Scott J. Liotta              Vice President since       31     Manager, Fund Administration,                 **
                             1996                              Alex. Brown & Sons
                                                               Incorporated, July 1996-Present.
                                                               Formerly, Manager and Foreign
                                                               Markets Specialist, Putnam
                                                               Investments Inc. (registered
                                                               investment companies), April
                                                               1994 - July 1996; Supervisor,
                                                               Brown Brothers Harriman & Co.
                                                               (domestic and global custody),
                                                               August 1991-April 1994.


                                                        10

                                                                                                           Shares
                                                                       Business Experience           Beneficially Owned
                                    Position                       During the Past Five Years,       as of November 30,
           Name                  With the Fund          Age        including all Directorships              1996
           ----                  -------------          ---        ---------------------------       -------------------
Monica M. Hausner            Vice President since       35     Vice President, Fixed Income                  **
                             1995                              Management Department, Alex.
                                                               Brown & Sons Incorporated,
                                                               March 1992-Present. Formerly,
                                                               Assistant Vice President, First
                                                               National Bank of Maryland, 1984-
                                                               1992.

Joseph A. Finelli            Treasurer since            39     Vice President, Alex. Brown &                 **
                             1995                              Sons Incorporated and Vice
                                                               President,  Investment Company
                                                               Capital Corp. (registered
                                                               investment advisor), September
                                                               1995-Present.  Formerly, Vice
                                                               President and Treasurer, The
                                                               Delaware Group of Funds
                                                               (registered investment companies)
                                                               and Vice President, Delaware
                                                               Management Company Inc.
                                                               (investments), 1980-August 1995.

Edward J. Stoken             Secretary since            49     Compliance Officer, Alex. Brown               **
                             1996                              & Sons Incorporated, April 1995-
                                                               Present. Formerly, Legal Advisor,
                                                               Federated Investors (registered
                                                               investment advisor), 1991-1995.

Laurie D. Collidge           Assistant Secretary        31     Asset Management Department,                  **
                             since 1992                        Alex. Brown & Sons
                                                               Incorporated, 1991-Present.

------------------
* Mr. Hale is a Director who is an "interested person," as defined in the 1940 Act.
** As of November 30, 1996, the fourteen Directors and officers of the Fund as a group beneficially owned an aggregate of less than 1% of the shares of the Fund.


Investment Advisor

         ICC, an indirect subsidiary of Alex. Brown Incorporated, is located at 1 South Street, Baltimore, Maryland 21202 and acts as the Fund's investment advisor.

Principal Underwriter

         Alex. Brown, located at 1 South Street, Baltimore, Maryland 21202, acts as the Fund's principal underwriter.

Independent Auditors

         A majority of the Fund's Board of Directors who are not "interested persons" of the Fund have selected Deloitte & Touch LLP as the independent auditors of the Fund for the fiscal year ending December 31, 1997. A representative of Deloitte & Touche LLP will be available by telephone during the Special Meeting, if needed, to make a statement if desired and to respond to appropriate questions from shareholders.

Beneficial Owners

         To the knowledge of Fund Management, as of the Record Date, the following were beneficial owners of 5% or more of the outstanding shares of the Fund.


           Name and Address                 Amount of Beneficial Ownership       Percent of Total Shares Outstanding
           ----------------                 ------------------------------       -----------------------------------
Olicom A/S                                          964,585 shares                               9.5%
Attn: Jorgen Nielsen
Nybrovej 114
DK-2800
Lyngby, Denmark

Lauer & Co. Cust.                                   649,860 shares                               8.9%
BAT Customers
c/o Glenmede Income
Collection Department
1650 Market Street, Ste. 1200
Philadelphia, PA  19103-7301

Submission of Shareholder Proposals

         As a Maryland corporation, the Fund is not required to hold annual shareholder meetings, except in certain limited circumstances. Shareholders who wish to present a proposal for action at the next meeting or suggestions as to nominees for the Board of Directors should submit the proposal or suggestions to be considered to the Fund sixty days in advance of any such meeting for inclusion in the Fund's proxy statement and form of proxy for such meeting as is held. The Nominating Committee of the Board of Directors will give consideration to shareholder suggestions as to nominees for the Board of Directors. Shareholders retain the right, under limited circumstances, to request that a meeting of the shareholders be held for the purpose of considering the removal of a Director from office and, if such a request is made, the Fund will assist with shareholder communications in connection with the meeting.

Required Vote

         Approval of the Proposal requires the affirmative vote of a plurality of all votes cast at the Special Meeting, provided that one-third of all shares entitled to vote are present in person or by Proxy at the Special Meeting.

         Votes may be cast in favor of Nominees or withheld. Votes that are withheld and "broker non-votes" will be excluded entirely from the vote and will have no effect, other than being present for purposes of determining the presence of a quorum. The Fund believes that brokers who hold shares as record owners for beneficial owners have the authority under the rules of the various stock exchanges to vote those shares with respect to the election of Directors when they have not received instructions from beneficial owners.

Other Matters

         No business other than the matter described above is expected to come before the Special Meeting, but should any matter incident to the conduct of the Special Meeting or any question as to an adjournment of the Special Meeting arise, the persons named in the enclosed Proxy will vote thereon according to their best judgment in the interest of the Fund.

         SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE SPECIAL MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO FILL IN, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                             By Order of the Directors,



                                             Edward J. Stoken
                                             Secretary

Dated:   January 8, 1997

               FLAG INVESTORS INTERMEDIATE-TERM INCOME FUND, INC.
                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS

                                February 11, 1997

      THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF FLAG INVESTORS INTERMEDIATE-TERM INCOME FUND, INC.

This Proxy is for your use in voting on various matters relating to Flag Investors Intermediate-Term Income Fund, Inc. (the "Fund"). The undersigned shareholder(s) of the Fund, revoking previous proxies, hereby appoint(s) Edward
J. Veilleux, Edward J. Stoken and Laurie D. Collidge and each of them (with full power of substitution) the proxy or proxies of the undersigned to attend the Special Meeting of Shareholders of the Fund to be held on February 11, 1997 (the "Special Meeting") and any adjournments thereof, to vote all of the shares of the Fund that the signer would be entitled to vote if personally present at the Special Meeting and on any matter incident to the conduct of the Special Meeting or any question of an adjournment of the Special Meeting, all as set forth in the Notice of Special Meeting of Shareholders and the Proxy Statement of the Board of Directors.

THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE FOR THE ELECTION OF THE DIRECTORS.
---

Said proxies are directed to vote or refrain from voting pursuant to the Proxy Statement as indicated upon the matters set forth below:

Proposal: To consider and act upon a proposal to elect a Board of Directors.

____ FOR all nominees listed below.

____ WITHHOLD AUTHORITY to vote
     for all nominees listed below.

____ FOR all nominees listed below except those whose names have been stricken.


(Instructions: To withhold authority to vote for any or all of the nominees, strike a line through the name(s) of such nominee(s) below.)

                      Richard T. Hale                    Charles W. Cole, Jr.
                      James J. Cunnane                   John F. Kroeger
                      Louis E. Levy                      Eugene J. McDonald
                      Rebecca W. Rimel                   Truman T. Semans
                      Carl W. Vogt

This Proxy will be voted as indicated above. If no indication is made, this Proxy will be voted FOR the proposal set forth above.

The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement of the Board of Directors.

         Please Date:      -                       Date: _________________, 1997
         -----------


Please print and sign your
name in the space provided to
authorize the voting of your       ______________________________         ___________________________________
shares as indicated and return     (Signature of shareholder)             (Co-owner signature, if any)
promptly. When signing on
behalf of corporation,
partnership, estate, trust,
or in any other                   ______________________________         ___________________________________
representative capacity,           (Printed name of shareholder)           (Printed name of Co-owner, if any)
please sign your name and
title. For joint accounts,
each joint owner must sign.



           PLEASE COMPLETE, SIGN, DATE, AND RETURN THIS PROXY PROMPTLY
                          USING THE ENCLOSED ENVELOPE.
             NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.